EXHIBIT 10.20

STIPULATION FOR SETTLEMENT AND

RELEASE AGREEMENT

Defendant/Cross-Claimant, Joseph Cornwell (“Cornwell”), Third-Party Plaintiffs, Fareri Financial Services, Inc. (“Fareri Financial”), and Anthony Fareri & Associates, Inc. (“Fareri & Associates”) (Cornwell, Fareri Financial and Fareri & Associates are hereinafter collectively referred to as the “Claimants”), Defendant/Cross-Defendant/Third-Party Defendant, Paul Harary (“Harary”) and Third-Party Defendant, Tactical Solution Partners, Inc. (“Tactical”) (Cornwell, Claimants, Harary and Tactical are hereinafter collectively referred to as the “Parties”), enter into this Stipulation For Settlement and Release Agreement (“Agreement”) according to the following terms:

WHEREAS, the Parties are the parties in that certain action in the 17th Judicial Circuit In and For Broward County Florida lawsuit styled Adorno & Yoss LLP vs. Paul Harary and Joseph Cornwell; Joseph Cornwell, Fareri Financial Services, Inc. and Anthony Fareri & Associates, Inc. vs. Paul Harary and Tactical Solutions Partners, Inc., Case No. 06-14174 (03) (the “Pending Lawsuit”); and

WHEREAS, the Parties desire to settle and compromise all claims and controversies that have arisen between them regarding the Pending Lawsuit, including all matters that are, or could have been, asserted in the Pending Lawsuit and including any and all other claims and demands of every kind of character including attorney’s fees and costs, whether known or unknown, which each party has or may have against the other party;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and in full and complete settlement of the matters and things recited herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby covenant and agree with each other as follows:

1.     Claimants’ General Release of Tactical

Except as expressly provided for herein, Claimants and Harary, for themselves and their successors and assigns, if any may exist at any time, hereby release and forever discharge Tactical, together with its respective legal representatives, successors and assigns, if any may exist at any time, and together with their respective officers, directors, employees, agents, and attorneys acting in any of such capacities, and each of them, from any and all manner of claims, demands, obligations, damages, actions, causes of action or suits, whether known or unknown, which Claimants and Harary now have, or ever had, against Tactical and its respective officers, directors, employees, agents and attorneys acting in any of such capacities, or any of them, or which their successors and assigns hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, on or at any time prior to the date of this Agreement, including, without limiting the generality of the foregoing, all matters which were asserted in and by the pleadings filed in the Pending Lawsuit, together with any and all other matters of any nature whatsoever which could have been asserted and placed in controversy among the Parties to the Pending Lawsuit or any combination thereof, whether by amendment to the complaint or by a compulsory or permissive counterclaim or otherwise, and any and all matters arising from or in connection with the commencement, prosecution, or defense thereof and therein. The words “and” and “or” shall be construed either disjunctively or conjunctively as shall be necessary to bring within the scope hereof any matter, cause or thing which might otherwise be construed to be outside the scope of the preceding release. This release shall become effective upon execution of this Agreement by all parties.

2.     Tactical’s General Release of Claimants

Except as expressly provided for herein, Tactical, for itself and its successors and assigns, if any may exist at any time, hereby release and forever discharge Claimants, together with their respective legal representatives, successors and assigns, if any may exist at any time, and together with its officers, directors, employees, agents, and attorneys acting in any of such capacities, and each of them, from any and all manner of claims, demands, obligations, damages, actions, causes of action or suits, whether known or unknown, which Tactical now has, or ever had, against Claimants and their respective officers, directors, employees, agents and attorneys acting in any of such capacities, or any of them, or which their successors and assigns hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, on or at any time prior to the date of this Agreement, including, without limiting the generality of the foregoing, all matters which were asserted in and by the pleadings filed in the Pending Lawsuit, together with any and all other matters of any nature whatsoever which could have been asserted and placed in controversy among the Parties to the Pending Lawsuit or any combination thereof, whether by amendment to the complaint or by a compulsory or permissive counterclaim or otherwise, and any and all matters arising from or in connection with the commencement, prosecution, or defense thereof and therein.  The words “and” and “or” shall be construed either disjunctively or conjunctively as shall be necessary to bring within the scope hereof any matter, cause or thing which might otherwise be construed to be outside the scope of the preceding release.  This release shall become effective upon execution of this Agreement by all parties.

3.     Claimants’ and Harary’s Mutual Release

Claimants and Harary hereby release, acquit, and forever discharge each other and their past, present, and future shareholders, directors, officers, employees, principals, agents, servants, independent contractors, representatives, parent corporations, subsidiaries, affiliates, predecessors, successors, assigns, attorneys, and insurers, from any and all actions, causes of action, claims, counterclaims, demands, damages, fines, penalties, assessments, costs, loss of services, expenses, interest, attorneys’ fees and compensation whatsoever, in any way relating to or arising out of the Pending Lawsuit, whether known or unknown, accrued or unaccrued, asserted or unasserted. This release shall become effective upon execution of this Agreement by all parties.

4.     Full Settlement

By entering into this Agreement, the Parties do not admit and expressly deny that they have violated any contract, rule, law or regulation, including but not limited to, any federal, state or local law or regulation.  Without admitting fault or liability with respect to any matter in or covered by the releases set forth in paragraphs 1, 2 and 3 hereof (the “Matters in Controversy”), each of the Parties hereto acknowledge and agree that the Pending Lawsuit and all Matters in Controversy are intended to be, and shall be, settled and compromised in full by the execution of this Agreement, and they hereby waive any rights, statutory or otherwise, to any claims covered by the Pending Lawsuit and Matters in Controversy at the time of execution of this Agreement, including any and all claims for interest, attorney’s fees and costs, except to the extent that any such rights are preserved herein.

5.     Resolution of Pending Lawsuit

Upon execution of this Agreement, the Parties shall seek an Order approving the settlement and dismissal of the case with prejudice.  The Order shall provide that this action be dismissed with prejudice but that the Court shall retain jurisdiction to enforce the terms and conditions of this Agreement.  Once the Order is entered, any and all motions pending before the Court in the Pending Lawsuit will be considered moot forthwith, and will be considered withdrawn.  The Parties further agree that, except as described below, all attorneys’ fees and costs incurred with respect to the prosecution and defense of the Matters in Controversy shall be respectively borne by each of the Parties and that there is no prevailing party in the Pending Lawsuit.

6.     Settlement Terms – Settlement Shares of Tactical’s Stock

A.       Issuance of 350,000 Shares of Restricted Stock By Tactical

The Parties agree that within fourteen (14) days after execution of this Agreement, Tactical shall issue to Claimants a total of three hundred and fifty thousand (350,000) restricted shares of Tactical’s stock (“Settlement Shares”) as more fully set forth in paragraph 5(C), below.

B.     There Shall Be A Restrictive Legend On The Settlement Shares

The Parties agree that the Settlement Shares shall bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

C.     Tactical’s Distribution of Settlement Shares

The Settlement Shares shall be distributed by Tactical as follows:

(i)     Two hundred and fifty thousand (250,000) restricted shares of Tactical’s stock shall be issued by Tactical to Cornwell, c/o Michael L. Feinstein, P.A., 888 E. Las Olas Blvd., Suite 700, Fort Lauderdale, Florida 33301, within 14 days from the Effective Date of this Agreement; and

(ii)     One hundred thousand (100,000) restricted shares of Tactical’s stock shall be issued by Tactical to Fareri & Associates, c/o Michael L. Feinstein, P.A., 888 E. Las Olas Blvd., Suite 700, Fort Lauderdale, Florida 33301, within 14 days from the Effective Date of this Agreement.

7.     Settlement Terms – Deposited Shares of Tactical’s Stock

A.     The Parties’ Joint Motion In Connection With Tactical’s Certificate of Stock No. 1420

Adorno & Yoss LLP has previously deposited into the Registry of the Court, 361,111 shares of Tactical’s stock (the “Deposited Shares”) in connection with its initiation of the Pending Lawsuit.  Simultaneously with the execution hereof, the Parties shall execute and file a Joint Motion (the “Joint Motion”) for Release of Certificate of Stock Number 1420 to Signature Stock Transfer, Inc. (the “Transfer Agent”).  The Joint Motion, along with the proposed Order Granting the Joint Motion, attached hereto as Composite Exhibit “1”, have been reviewed and approved by the Parties prior to the execution of this Agreement and the Parties agreed that the form and substance of such Joint Motion and proposed Order granting the Joint Motion are appropriate.

B.     Joint Instructions To The Transfer Agent Regarding The Deposited Shares

Upon receipt of a certified copy of the Order Granting the Joint Motion, as well as receipt of the Deposited Shares from the Court Registry, the Parties shall deliver the Deposited Shares, along with a certified copy of the Order Granting the Joint Motion, a fully executed original of this Agreement, and the Parties’ written Escrow Instructions (collectively referred to as the “Settlement Documents”), to the Transfer Agent to have the Deposited Shares re-issued (the “Re-Issued Deposited Shares”) in accordance with the terms set forth in paragraph 6(B)(i)-(viii).  The Transfer Agent shall re-issue and release the Re-Issued Deposited Shares strictly in compliance with the following terms:

(i)     As soon as practically possible upon the Transfer Agent’s receipt of the Settlement Documents, the Transfer Agent shall release:

(a)     15,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(ii)     As soon as practically possible after the 61st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     15,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(iii)     As soon as practically possible after the 121st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     15,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(iv)     As soon as practically possible after the 181st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     15,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(v)     As soon as practically possible after the 241st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     15,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(vi)     As soon as practically possible after the 301st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     15,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(vii)     As soon as practically possible after the 361st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     15,500 shares of the Re-issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     34,500 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

(viii)     As soon as practically possible after the 421st day from the Effective Date of this Agreement, the Transfer Agent shall release:

(a)     2,500 shares of the Re-Issued Deposited Shares to Fareri & Associates at the address listed in paragraph 11, below; and

(b)     8,611 shares of the Re-Issued Deposited Shares to Cornwell at the address listed in paragraph 11, below.

8.     Default Remedies

In the event Michael L. Feinstein, P.A. is not in receipt of the Settlement Shares within fourteen (14) days from the Effective Date of this Agreement, Claimants shall be entitled to move for an immediate final judgment compelling the transfer of the Settlement Shares as set forth herein forthwith.  Notwithstanding, any delay in the transfer of the Settlement Shares that is not within the control of Tactical and/or the Transfer Agent shall toll the fourteen (14) day  transfer period set forth herein.  In any action or motion to enforce any of the terms of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys’ fees (including without limitation, attorneys’ fees, whether suit be brought or not and, if brought, then at trial, appellate and post-judgment levels), and its costs.

The Parties agree that time is of the essence regarding the terms and conditions set forth herein.

9.     Investment Representations

A.     This Agreement is made in reliance upon Claimants’ representation to Tactical, which by their acceptance hereof Claimants hereby confirm, that the Settlement

Shares and the Deposited Shares (collectively, the “Stock Consideration”) to be received by Claimants will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Claimants have no present intention of selling, granting participation in, or otherwise distributing  the same.  Claimants also represent and warrant that they have sufficient business and financial experience to enable them to protect their own interests in connection with the Stock Consideration.

B.     Claimants are each an “accredited investor” as defined in Rule 501 under the Securities Act of 1933, as amended (the “Act”).  Claimants believe that they have each received all the information they consider necessary or appropriate for deciding whether to accept the Stock Consideration.  Claimants further represent that they have had an opportunity to ask questions and receive answers from Tactical regarding the business, properties, prospects and financial condition of Tactical.

C.     Claimants understand that the Settlement Shares they are accepting hereunder are characterized as “restricted securities” under the federal securities laws inasmuch as it is being acquired from Tactical in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.  In this connection, Claimants represent that they are familiar with SEC Rule 144, as presently in effect, and understand the resale limitations imposed thereby and by the Act.  Claimants understand that the Stock Consideration has not been registered under the Act and has not been registered or qualified in any state in which it is offered, and thus Claimants will not be able to resell or otherwise transfer the Stock Consideration unless it is registered under the Act, or qualified under applicable state securities laws, or an exemption from such registration or qualification is available.

D.     It is understood that the certificate(s) evidencing the Settlement Shares shall bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.”

10.     Tax Consequences of Settlement

The Parties acknowledge that no representations have been made by the other party regarding the taxability of all or any portion of this Agreement.  The Parties hereby acknowledge that they have had the opportunity to seek independent advice regarding the tax consequences of this Agreement and accept each responsibility for satisfaction of their own tax obligation(s) and/or liability(ies) that may result from this Agreement.

11.     Notices / Representation of the Parties

All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (i) upon personal delivery, (ii) one business day after being sent via a nationally recognized overnight courier service (if overnight courier service is requested by the sender); (iii) upon receipt of electronic or other confirmation of transmission if sent via facsimile; (iv) immediately if sent via email, in each case at the addresses, fax numbers or email addresses (or at such other address, fax number or email address for a party as shall be specified by like notice) set forth below:

If to Tactical:

Rich Sajac, CEO

Tactical Solutions Partners, Inc.

International Trade Center, Suite 1

2408 Peppermill Drive

Glen Burnie, MD 21061

Facsimile: (443) 557-0201

Email: rsajac@tacticalsolutionpartners.com

With copies to:

Blank Rome LLP

Attention:  Bruce C. Rosetto, Esq.

1200 N. Federal Highway, Suite 417

Boca Raton, Florida 33432

Facsimile:  (561) 417-8101

Email:  rosetto@blankrome.com

If to Harary:

Paul Harary

c/o Charles B. Pearlman, Esq.

Arnstein & Lehr, LLP

200 East Las Olas Boulevard, Suite 1700

Fort Lauderdale, Florida 33301-2299

Facsimile: (954) 713-7712

Email:  CBPearlman@arnstein.com

With copies to:

Arnstein & Lehr LLP

Attention:  Alan G. Kipnis, Esq.

200 East Las Olas Boulevard, Suite 1700

Fort Lauderdale, Florida 33301-2299

Facsimile:  (954) 713-7712

Email:  agkipnis@arnstein.com

If to Cornwell:

Joseph Cornwell

16850 Collins Avenue

Apartment 112

Miami Beach, Florida 33160

Facsimile:  786-513-2307

Email: jomico@msn.com

With copies to:

Michael L. Feinstein, P.A.

Attention:  Valorie Chavin, Esq.

888 East Las Olas Boulevard, Suite 700

Fort Lauderdale, Florida 33301

Facsimile:  (954) 767-9662

Email:  valorie@feinsteinlaw.net

The law offices of Michael Feinstein, P.A. has previously withdrawn as counsel for Cornwell and does not represent Cornwell in connection with the execution of this Agreement.  Cornwell hereby specifically acknowledges that he has been advised by the law offices of Michael Feinstein, P.A. to retain counsel to review this Agreement and to provide advise regarding same.  Notwithstanding, Cornwell has elected to not retain new counsel and has negotiated this Agreement on behalf of himself.

/s/ Joseph Cornwell

Joseph Cornwell

If to Fareri Financial Services, Inc. and/or Anthony Fareri & Associates, Inc.:

Anthony Fareri, President

Anthony Fareri & Associates, Inc.

Fareri Financial Services, Inc.

1515 Boca Raton, Florida 33432

Facsimile:  305-571-5008

Email: afareri@hotmail.com

With copies to:

Michael L. Feinstein, P.A.

Attention:  Valorie Chavin, Esq.

888 East Las Olas Boulevard, Suite 700

Fort Lauderdale, Florida 33301

Facsimile:  (954) 767-9662

Email:  valorie@feinsteinlaw.net

12.     Voluntariness

The Parties acknowledge that they are entering into this Agreement of their own accord and without coercion or pressure of any kind whatsoever; that they have had the opportunity to review this Agreement with counsel of their choice, and that they have read, or have had read to them, the contents of this Agreement and understand the terms outlined herein.

13.     Interpretations

The Parties agree that the law of the State of Florida shall govern and control the interpretation and performance of this Agreement.  If any one or more of the provisions of this Agreement, or the applicability of any such provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary and, in accordance with the intent of such provision, to make it or its application of such provision valid and enforceable; however, if such provision or the applicability of any such provision to a specific situation cannot be made valid and enforceable in accordance with the parties’ intent of such minimum modification, then such provision shall be stricken from this Agreement and the remaining provisions contained herein shall remain in full force and effect.

14.     Construction

This Agreement, and any documents or instruments delivered pursuant thereto, shall be construed without regard to the identity of the person who drafted the various provisions hereof.  Moreover, each and every provision of this Agreement, and such other related documents and instruments, shall be construed as though all Parties hereto participated equally in the drafting thereof.  As a result of the foregoing, any rule of construction that a document is to be construed against the drafting party shall not be applicable.

16.     Paragraph Headings

The paragraph headings used herein are for convenience of reference only and shall not be deemed to vary the content of this Agreement of the covenants, agreements, representations and warranties herein set forth, or limit the provisions or scope of any paragraph.

17.     Plural / Singular; Masculine / Feminine

Whenever and wherever the context of this Agreement requires, any references to the singular shall be read, construed, and interpreted to mean the plural and vice-versa; any reference to the masculine gender shall be read, construed and interpreted to mean the feminine gender and vice-versa; and any references to the neuter gender shall be read, construed and interpreted to mean the masculine or feminine gender, whichever is applicable.

18.     Entire Agreement

It is expressly understood that the provisions of this Agreement as stated herein are contractual, material and not mere recitals, and that this Agreement contains the entire understanding of the parties and supersedes any and all prior understandings, agreements or representations, either oral or in writing, between the parties hereto.

19.     Binding Agreement

This Agreement shall be binding on the Parties, and the obligations hereunder shall inure to the benefit of their respective heirs, legal representatives, successors and assigns.

20.     Amendment and Waiver

This Agreement may be amended, or any provision hereof may be waived, provided that any such amendment or waiver shall be in writing executed by all the Parties hereto, and only such amendments or waivers as are thus made in writing shall be effective and binding upon any party hereto.

21.     Faxed and Duplicate Originals

The Parties hereto may execute faxed copies of this Agreement, and exchange such executed copies via fax.  Notwithstanding the foregoing, it shall be no defense to the enforcement of this Agreement that the “original” Agreement is not produced, and all Parties waive “best evidence” objections with regard to the Agreement.  In addition, two or more duplicate originals of this Agreement may be signed by the Parties hereto, each of which shall be an original, but all of which together shall constitute one and the same instrument.

22.     Effective Date

The Parties agree that the “Effective Date”, as that term is used herein, means May 2, 2007.

FARERI FINANCIAL SERVICES, INC.

MICHAEL L. FEINSTEIN, P.A.

Attorneys for Fareri Financial Services, Inc.

888 East Las Olas Blvd., Suite 700

Signature: /s/ Anthony Fareri______________

Fort Lauderdale, Florida 33301

Printed Name: /s/ Anthony Fareri__________

Telephone:  (954) 767-9662

Title: President_________________________

Facsimile:  (954) 527-0848

Date: 4/30/2007________________________

By: /s/ Michael L. Feinstein_____________

Michael L. Feinstein, Esq.

Florida Bar No. 167155

ANTHONY FARERI & ASSOCIATES, INC.

MICHAEL L. FEINSTEIN, P.A.

Attorneys for Anthony Fareri & Associates

888 East Las Olas Blvd., Suite 700

Signature: /s/ Anthony Fareri______________

Fort Lauderdale, Florida 33301

Printed Name: /s/ Anthony Fareri__________

Telephone:  (954) 767-9662

Title: President_________________________

Facsimile:  (954) 527-0848

Date: 4/30/2007________________________

By: /s/ Michael L. Feinstein_____________

Michael L. Feinstein, Esq.

Florida Bar No. 167155

/s/ Joseph Cornwell______

4/30/2007

MICHAEL L. FEINSTEIN, P.A.

Joseph Cornwell

Date

Attorneys for Joseph Cornwell

888 East Las Olas Blvd., Suite 700

Fort Lauderdale, Florida 33301

Telephone:  (954) 767-9662

Facsimile:  (954) 527-0848

By: /s/ Michael L. Feinstein_____________

Michael L. Feinstein, Esq.

Florida Bar No. 167155

/s/ Paul Harary_____________

4/30/2007

ARNSTEIN & LEHR, LLP

Paul Harary

Date

Attorneys for Paul Harary

200 East Las Olas Bvld., Suite 1700

Fort Lauderdale, Florida 33301

Telephone:  (954) 713-7612

Facsimile:  (954) 713-7712

By: /s/ Alan G. Kipnis__________

Alan G. Kipnis, Esq.

Florida Bar No. 181788

TACTICAL SOLUTION PARTNERS, INC.

BLANK ROME LLP

Attorneys for Tactical Solution Partners

Signature: /s/ Richard A. Sajac________________

1200 N. Federal Highway, Suite 417

Printed Name: Richard A. Sajac_______________

Boca Raton, Florida 33432

Title: CEO________________________________

Telephone:  (561) 417-8100

Date: 4/30/2007___________________________

Facsimile:  (561) 417-8101

By: _/s/ Kevin P. Mason______________

Kevin P. Mason, Esq.

Florida Bar No. 344915

Signature Stock Transfer, Inc. hereby agrees to receive the Deposited Shares as referenced in paragraph 6(B), above, and to re-issue and release the Deposited Shares only in accordance with paragraph 6(B), above.

SIGNATURE STOCK TRANSFER, INC.

2301 Ohio Drive, Suite 100

Plano, Texas 75093

Signature: /s/ Jason M. Bogutski_____________

Printed Name: Jason M. Bogutski____________

Title: President___________________________

Date: 5/9/2007___________________________